UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 21, 2015 (October 16, 2015)

HOLLYFRONTIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood, Suite 1300, Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 871-3555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Assignment and Assumption Agreement

On October 16, 2015, HollyFrontier Refining & Marketing LLC (“HFRM”), Navajo Refining Company, L.L.C. (“Navajo”), Holly Refining & Marketing – Tulsa LLC (“Holly Tulsa”), Frontier Refining LLC (“Frontier Refining”), and Frontier El Dorado Refining LLC (“FEDR”), each of which are wholly owned subsidiaries of HollyFrontier Corporation (“HollyFrontier”), entered into an Assignment and Assumption of Agreements (the “Assignment”), to be effective as of January 1, 2015. Pursuant to the Assignment, (a) Navajo assigned to HFRM its respective right, title and interest in, to and under that certain Loading Rack Throughput Agreement (Lovington), dated as of March 31, 2010, (b) Holly Tulsa assigned to HFRM its respective right, title and interest in, to and under that certain Second Amended and Restated Pipelines, Tankage and Loading Rack Throughput Agreement (Tulsa East), dated as of August 31, 2011, (c) Frontier Refining assigned to HFRM its respective right, title and interest in, to and under that certain First Amended and Restated Tankage, Loading Rack and Crude Oil Receiving Throughput Agreement (Cheyenne), dated as of January 11, 2012, and (d) FEDR assigned to HFRM its respective right, title and interest in, to and under that certain Second Amended and Restated Pipeline Delivery, Tankage and Loading Rack Throughput Agreement (El Dorado), dated as of January 7, 2014.

The description of the Assignment herein is qualified by reference to the copy of the Assignment, filed as Exhibit 10.1 to this report, which is incorporated by reference into this report in its entirety.

Master Throughput Agreement

On October 16, 2015, HFRM and Holly Energy Partners-Operating, L.P. (“HEP Operating”), a wholly owned subsidiary of Holly Energy Partners, L.P. (the “Partnership”), entered into a Master Throughput Agreement (the “Master Throughput Agreement”), to be effective January 1, 2015. HollyFrontier controls the general partner of the Partnership.

The Master Throughput Agreement amends and restates several prior throughput agreements between HFRM and HEP Operating or their affiliates (the “Prior Throughput Agreements”) in order to consolidate the Prior Throughput Agreements. The Master Throughput Agreement also contains immaterial changes to the terms of the Prior Throughput Agreements.

El Dorado Crude Tank Storage Arrangement

In addition, pursuant to the Master Throughput Agreement, HEP Operating has agreed to make available to HFRM on an exclusive basis at least 140,000 barrels per day (“bpd”) capacity in nine crude tanks (the “HFRM Tanks”) at its subsidiary’s El Dorado, Kansas crude tank farm (the “El Dorado Crude Tank Storage Arrangement”). HFRM will pay HEP Operating a tariff of $0.091 for each barrel of crude oil received by pipeline at the tankage up to 140,000 bpd and $0.01 for each barrel in excess of such amount, with a guaranteed minimum commitment of 140,000 bpd. The tariffs are subject to adjustment, including an adjustment equal to changes in the Producers Price Index-Commodities-Finished Goods (“PPI-FG”), produced by the U.S. Department of Labor, Bureaus of Labor Statistics; provided, that the PPI-FG adjustment may not be less than 1% in any given year and the PPI-FG adjustment may not exceed 3% in any given year.

The El Dorado Crude Tank Storage Arrangement has a term of 10 years from March 6, 2015 to March 6, 2025. HFRM has a right of first refusal to any available working capacity in the HFRM Tanks and the tanks leased to Jayhawk Pipeline, L.L.C. (“Jayhawk”) following the expiration of Jayhawk’s lease of the tanks. In the event that Jayhawk’s lease expires or is otherwise terminated or cancelled for any reason and the tanks leased to Jayhawk are not leased within a reasonable time to a third party, HEP Operating agrees to make the working capacity of such tanks available for HFRM’s exclusive use, and HFRM agrees to increase the minimum throughput commitment by an amount equal to the monthly storage fee that Jayhawk paid to HEP Operating during the last 12 months of Jayhawk’s lease, divided by the working capacity of the tankage lease to Jayhawk, and the minimum working capacity for the El Dorado Crude Tank Storage Arrangement shall be increased by an amount equal to two-thirds (2/3) of the working capacity of such tankage.

HollyFrontier will guarantee the obligations of HFRM under the El Dorado Crude Tank Storage Arrangement, and the Partnership will guarantee the obligations of the Operating Partnership.

El Dorado and Cheyenne New Tanks

In addition, the Master Throughput Agreement covers new storage tank assets constructed at the El Dorado refinery in El Dorado, Kansas and at the Cheyenne refinery in Cheyenne, Wyoming (collectively, the “New Tanks”) and provides for the construction of additional new storage tank assets at both locations. The Master Throughput Agreement amends the base tariff applicable to tankage throughput such that, subject to certain adjustments, HFRM will pay HEP Operating a tankage base tariff (per barrel) for the use of tankage up to 154,000 bpd (at the El Dorado refinery) and 45,100 bpd (at the Cheyenne refinery) of refined products, liquid petroleum gases, intermediate products and heavy products equal to the current tankage base tariff per barrel plus an additional per barrel amount based on the final construction costs of the new storage tank assets. No amendments were made to the tankage incentive tariff or the guaranteed minimum throughput for the El Dorado refinery or the Cheyenne refinery. Furthermore, no amendments were made to the receiving assets tariffs, pipeline delivery tariffs or the loading rack tariffs, as applicable, for the El Dorado refinery or the Cheyenne refinery.

The description of the Master Throughput Agreement herein is qualified by reference to the copy of the Master Throughput Agreement, filed as Exhibit 10.2 to this report, which is incorporated by reference into this report in its entirety.

Construction Payment Agreement

On October 16, 2015, HEP Refining, L.L.C. (“HEP Refining”), a wholly owned subsidiary of the Partnership, and HFRM, entered into a Construction Payment Agreement (the “Construction Agreement”), to be effective as of November 1, 2014.

Pursuant to the Construction Agreement, HEP Refining has constructed a railroad track siding consisting of approximately 8,300 track feet of siding (rail storage), two mainline switches and three industry switches (the “Track”) on land situated at or near the railway station of Artesia, County of Eddy, New Mexico. HEP Refining has agreed to lease the Track to HFRM, and HFRM has agreed to reimburse HEP Refining for costs incurred by HEP Refining in constructing the Track.

The description of the Construction Agreement herein is qualified by reference to the copy of the Construction Agreement, filed as Exhibit 10.3 to this report, which is incorporated by reference into this report in its entirety.

Twelfth Amended and Restated Omnibus Agreement

On October 16, 2015, HollyFrontier and the Partnership and certain of their respective subsidiaries entered into a Twelfth Amended and Restated Omnibus Agreement (the “Twelfth Amended Omnibus Agreement”), to be effective as of January 1, 2015. The Twelfth Amended Omnibus Agreement amends and restates the Eleventh Amended and Restated Omnibus Agreement, dated as of March 12, 2015 (“Eleventh Amended Omnibus Agreement”), which was previously filed as an exhibit to HollyFrontier’s Current Report on Form 8-K dated March 16, 2015, to, among other things, subject the HFRM Tanks, the New Tanks and the Track to HollyFrontier’s right of first refusal to purchase the Partnership’s assets that serve HollyFrontier’s refineries. In addition, the Twelfth Amended Omnibus Agreement includes a waiver of subrogation by the Partnership for property loss claims and clarifies that indemnity obligations between HollyFrontier and its subsidiaries, on the one hand, and the Partnership and its subsidiaries, on the other hand, are based on each party’s respective acts and omissions that gave rise to the claim. The Twelfth Amended Omnibus Agreement also contains immaterial changes to the terms of the Eleventh Amended Omnibus Agreement. The Eleventh Amended Omnibus Agreement remains in full force and effect with respect to any event, act or omission occurring before January 1, 2015.

The description of the Twelfth Amended Omnibus Agreement herein is qualified by reference to the copy of the Twelfth Amended Omnibus Agreement, filed as Exhibit 10.4 to this report, which is incorporated by reference into this report in its entirety.

Secondment Agreement

On October 16, 2015, Holly Logistic Services, L.L.C. (“Holly GP”), the general partner of the general partner of the Partnership, HEP Operating, Cheyenne Logistics LLC (“Cheyenne Logistics”), a wholly owned subsidiary of the Partnership, El Dorado Logistics LLC (“El Dorado Logistics” and, together with Holly GP, HEP Operating and Cheyenne Logistics, the “Partnership Group”), a wholly owned subsidiary of the Partnership, Frontier Refining, FEDR, HollyFrontier Payroll Services, Inc. (“HPS” and, together with Frontier Refining and FEDR, the “HollyFrontier Group”), a wholly owned subsidiary of HollyFrontier, entered into a Services and Secondment Agreement (the “Services and Secondment Agreement”), to be effective as of January 1, 2015. Pursuant to the Services and Secondment Agreement, the HollyFrontier Group will second certain of its employees to the Partnership Group for the purposes of performing operational, maintenance and management activities with respect to certain of the Partnership Group’s terminalling, transportation and storage assets at the El Dorado refinery in El Dorado, Kansas and the Cheyenne refinery in Cheyenne, Wyoming. During their period of secondment, the seconded employees will be under the management and supervision of the Partnership Group.

The Partnership Group will reimburse the applicable HollyFrontier Group member for all necessary and reasonable costs and expenses incurred by such HollyFrontier Group member with respect to the seconded employees, including their wages and benefits, based on either the percentage of time such seconded employee provides services to the Partnership Group or (b) time such seconded employee actually spends providing services to the Partnership Group.

The Services and Secondment Agreement continues until the earlier of (a) the mutual agreement of the parties thereto to terminate the Services and Secondment Agreement or (b) the termination of the then-current Omnibus Agreement. In addition, the applicable parties may terminate specific services provided under the Services and Secondment Agreement in the event the throughput arrangement related to the assets for which such services are performed or provided is terminated in accordance with its terms. Furthermore, the parties may terminate the agreement in certain circumstances related to default by the other party, bankruptcy of the other party, or a change in control of the Partnership Group, as further described in the Services and Secondment Agreement.

The description of the Services and Secondment Agreement herein is qualified by reference to the copy of the Services and Secondment Agreement, filed as Exhibit 10.5 to this report, which is incorporated by reference into this report in its entirety.

Master Lease and Access Agreement

On October 16, 2015, FEDR, Frontier Refining, Holly Tulsa, Holly Refining & Marketing Company – Woods Cross LLC, a wholly owned subsidiary of HollyFrontier, Navajo, El Dorado Logistics, Cheyenne Logistics, HEP Tulsa LLC, a wholly owned subsidiary of the Partnership, HEP Woods Cross, L.L.C., a wholly owned subsidiary of the Partnership, and HEP Pipeline, L.L.C., a wholly owned subsidiary of the Partnership, entered into a Master Lease and Access Agreement (the “Master Lease and Access Agreement”), to be effective as of January 1, 2015.

The Master Lease and Access Agreement amends and restates several prior lease and access agreements between a HollyFrontier subsidiary, on the one hand, and a Partnership subsidiary on the other hand (the “Prior Lease and Access Agreements”) in order to consolidate the Prior Lease and Access Agreements. The Master Lease and Access Agreement also contains immaterial changes to the terms of the Prior Lease and Access Agreements.

The description of the Master Lease and Access Agreement herein is qualified by reference to the copy of the Master Lease and Access Agreement, filed as Exhibit 10.6 to this report, which is incorporated by reference into this report in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Assignment and Assumption of Agreements dated as of October 16, 2015 by and between HollyFrontier Refining & Marketing LLC, Navajo Refining Company, L.L.C., Holly Refining & Marketing – Tulsa LLC, Frontier Refining LLC and Frontier El Dorado Refining LLC

10.2	Master Throughput Agreement dated as of October 16, 2015 by and between HollyFrontier Refining & Marketing LLC and Holly Energy Partners-Operating L.P.

10.3	Construction Payment Agreement dated as of October 16, 2015 by and between HEP Refining, L.L.C. and HollyFrontier Refining & Marketing LLC

10.4	Twelfth Amended and Restated Omnibus Agreement dated October 16, 2015 by and among HollyFrontier Corporation, Holly Energy Partners, L.P. and certain of their respective subsidiaries

10.5	Services and Secondment Agreement dated as of October 16, 2015 by and among Holly Logistic Services, L.L.C., Holly Energy Partners-Operating L.P., Cheyenne Logistics LLC, El Dorado Logistics LLC, HollyFrontier Payroll Services, Inc., Frontier Refining LLC and Frontier El Dorado Refining LLC

10.6	Master Lease and Access Agreement dated as of October 16, 2015 by and among Frontier El Dorado Refining LLC, Frontier Refining LLC, Holly Refining & Marketing – Tulsa LLC, Holly Refining & Marketing Company – Woods Cross LLC, Navajo Refining Company, L.L.C., El Dorado Logistics LLC, Cheyenne Logistics LLC, HEP Tulsa LLC, HEP Woods Cross, L.L.C. and HEP Pipeline, L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Executive Vice President and Chief Financial Officer

Date: October 21, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Assignment and Assumption of Agreements dated as of October 16, 2015 by and between HollyFrontier Refining & Marketing LLC, Navajo Refining Company, L.L.C., Holly Refining & Marketing – Tulsa LLC, Frontier Refining LLC and Frontier El Dorado Refining LLC

10.2	Master Throughput Agreement dated as of October 16, 2015 by and between HollyFrontier Refining & Marketing LLC and Holly Energy Partners-Operating L.P.

10.3	Construction Payment Agreement dated as of October 16, 2015 by and between HEP Refining, L.L.C. and HollyFrontier Refining & Marketing LLC

10.4	Twelfth Amended and Restated Omnibus Agreement dated October 16, 2015 by and among HollyFrontier Corporation, Holly Energy Partners, L.P. and certain of their respective subsidiaries

10.5	Services and Secondment Agreement dated as of October 16, 2015 by and among Holly Logistic Services, L.L.C., Holly Energy Partners-Operating L.P., Cheyenne Logistics LLC, El Dorado Logistics LLC, HollyFrontier Payroll Services, Inc., Frontier Refining LLC and Frontier El Dorado Refining LLC

10.6	Master Lease and Access Agreement dated as of October 16, 2015 by and among Frontier El Dorado Refining LLC, Frontier Refining LLC, Holly Refining & Marketing – Tulsa LLC, Holly Refining & Marketing Company – Woods Cross LLC, Navajo Refining Company, L.L.C., El Dorado Logistics LLC, Cheyenne Logistics LLC, HEP Tulsa LLC, HEP Woods Cross, L.L.C. and HEP Pipeline, L.L.C.